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                                                                   EXHIBIT 10(m)

                                                                 [WACHOVIA Logo]

                          FIRST MASTER CREDIT AGREEMENT
                             MODIFICATION AGREEMENT


                  THIS AGREEMENT, made as of the 31st day of October, 1999, by and among WACHOVIA BANK, N.A. (the "Lender"), SEA PINES ASSOCIATES, INC. and SEA PINES COMPANY, INC. (if more than one, collectively, the "Borrower").

                                   WITNESSETH:

                  WHEREAS, the Borrower has made and issued to the Lender: (1) an Amended and Restated Revolving Line of Credit Note, dated the 31st day of October, 1998, evidencing an original indebtedness of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00); (2) an Amended and Restated Term Note, dated the 31st day of October, 1998, evidencing an original indebtedness of EIGHTEEN MILLION, FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($18,500,000.00); and (3) an Amended and Restated Seasonal Line of Credit Note, dated the 31st day of October, 1998, evidencing an original indebtedness of TWO MILLION, FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00), (such documents, as same may have been heretofore amended, being herein referred to as the "Notes"); and

                  WHEREAS, the Borrower and the Lender have executed and delivered a Master Credit Agreement dated October 31, 1998, made a part hereof by this reference as fully as if set out herein verbatim (such document, as same may have been heretofore amended, being herein referenced to as the "Master Credit Agreement"), which establishes uniform agreements, obligations, and covenants and other matters concerning the Notes and other Obligations (as defined in the Master Credit Agreement) of the Borrower to the Lender; and

                  WHEREAS, to secure the Notes and other Obligations, the Borrower has executed and delivered certain Mortgages and Assignments (as those terms are defined in the Master Credit Agreement) made a part hereof by this reference as fully as if set out herein verbatim (such documents as same may have been heretofore amended, being herein referred to as the "Security Instruments"); and

                  WHEREAS, the Borrower has requested the Lender make certain modifications to the Master Credit Agreement; and

                  WHEREAS, the Lender, as party to the Master Credit Agreement, and the Borrower mutually desire to modify and amend the provisions of the same in the manner hereinafter set out, it being specifically understood that except as herein modified and amended, the terms and provisions of the Master Credit Agreement shall remain unchanged and continue in full force and effect as therein written.

                  NOW, THEREFORE, the Lender and the Borrower in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each, and each does hereby agree that the Master Credit Agreement should be, and the same hereby is, modified and amended as follows:

                  1. The definition of "Facility Fee" contained in Section 1.01(n) of the Master Credit Agreement is hereby deleted and the following added in substitute therefor:

                           "Facility Fee" means (i) such nonrecurring fees as
                  may be agreed upon between the Borrower and the Bank from time to time, (ii) a fee of Twenty-five Thousand ($25,000.00) Dollars paid annually (November 1st) by the Borrower to the Bank for the Revolving Line of Credit Facility, and (iii) any additional fees charged for any extension of any of the Facilities; all of which fees shall be fully earned when paid and nonrefundable.


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                  2. The first sentence of Section 3.01 of the Master Credit
Agreement is hereby deleted and the following sentence is added in substitute therefor:

                  Subject to the terms and conditions of this Agreement, the Bank agrees to lend to the Borrower and the Borrower agrees to borrow from the Bank up to EIGHTEEN MILLION, THREE HUNDRED THOUSAND ($18,300,000.00) DOLLARS on a revolving line of credit basis (the "Revolving Line of Credit Facility"), provided that such amount shall be reduced by the amount of the annual principal reduction payments provided for by the Revolving Line of Credit Note, to be made as of the end of each Fiscal Year beginning October 31, 2001, as such payments become due and payable.

                  3. The first sentence of Section 4.01 of the Master Credit Agreement is hereby deleted and the following sentence is added in substitute therefor:

                  Subject to the terms and conditions of this Agreement, the Bank agrees to lend to the Borrower and the Borrower agrees to borrow from the Bank up to TWO MILLION, FIVE HUNDRED THOUSAND ($2,500,000.00) DOLLARS on a seasonal line of credit basis (the "Seasonal Line of Credit Facility"); provided, that such amount shall be increased by the additional amount of TWO MILLION ($2,000,000.00) DOLLARS (the "Emergency Reserve/Over-Line Amount") until October 31, 2001, upon which date the amount outstanding under the Seasonal Line of Credit Facility shall be reduced to no more than TWO MILLION, FIVE HUNDRED THOUSAND ($2,500,000.00) DOLLARS and the availability of the Emergency Reserve/Over-Line Amount shall be terminated; and, provided further, that no advances or re-advances of the Emergency Reserve/Over-Line Amount shall be made after May 31, 2001. Funds from the Emergency Reserve/Over-Line Amount will be available only after the occurrence of an act of God, such as a hurricane or other natural disaster, which prevents Borrower from operating its business in the ordinary course or causes substantial damage to the Collateral. In such cases, the funds may be used by the Borrower to pay operating expenses until Borrower can return to normal operations and cash flows for the period affected or to pay for repairs of damage to the Collateral caused by the act of God. The funds from the Emergency Reserve/Over-line amount will not be available under any other circumstances.

                  IT IS MUTUALLY AGREED by and between the parties hereto that this Agreement shall become a part of the Master Credit Agreement by reference and that nothing herein contained shall impair the security now held for said indebtedness, nor shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Notes or Master Credit Agreement except as herein amended, nor affect or impair any rights, powers or remedies under the Notes or Master Credit Agreement as hereby amended. Furthermore, the Lender does hereby reserve all rights and remedies it may have as against all parties who may be or may hereafter become primarily or secondarily liable for the repayment of the indebtedness evidenced by the Notes.

                  The Borrower promises and agrees to pay the indebtedness evidenced by the Notes in accordance with the terms thereof and agrees to perform all of the requirements, conditions and obligations under the terms of the Notes and Master Credit Agreement as hereby modified and amended, said documents being hereby ratified and affirmed. The execution and delivery hereof shall not constitute a novation or modification of the lien, encumbrance or security title of the Security Instruments, which Security Instruments shall retain their priority as originally filed for record. Borrower expressly agrees that the Notes are in full force and effect and that Borrower has no right to setoff, counterclaim or defense to the payment thereof.

                  Any reference contained in the Notes, Security Instruments or Master Credit Agreement, as amended herein, to the Master Credit Agreement shall hereinafter be deemed to be a reference to such document as amended hereby.



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                  Borrower acknowledges that Lender may reproduce (by electronic means or otherwise) any of the documents evidencing and/or securing the Notes and thereafter may destroy the original documents. Borrower does hereby agree that any document so reproduced shall be the binding obligation of Borrower, enforceable and admissible in evidence against it to the same extent as if the original documents had not been destroyed.

                  This Agreement shall be closed without cost to the Lender and all expenses incurred in connection with this closing (including, without limitation, all attorneys' fees) are to be paid by the Borrower. The Lender is not providing legal advice or services to the Borrower.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina without regard to principles of conflict of laws.

                  This Agreement shall be binding upon and inure to the benefit of any assignee or the respective heirs, executors, administrators, successors and assigns of the parties hereto.

                  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute any of such counterparts.

                  IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.


                                            LENDER:

                                            WACHOVIA BANK, N.A.


[CORPORATE SEAL]                            By: /s/ Dan S. Vroon
                                               ---------------------------------
                                                  Its: Banking Officer
                                                      --------------------------


                                            SEA PINES ASSOCIATES, INC.

[CORPORATE SEAL]                            By: /s/ Michael E. Lawrence
                                               ---------------------------------
                                                  Its: President
                                                      --------------------------


                                            SEA PINES COMPANY, INC.


[CORPORATE SEAL]                            By: /s/ Steven P. Birdwell
                                               ---------------------------------
                                                  Its: Chief Financial Officer
                                                      --------------------------